UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 1, 2020

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 1, 2020, salesforce.com, inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Skyline Strategies I Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Skyline Strategies II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), and Slack Technologies, Inc., a Delaware corporation (“Slack”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub I will merge with and into Slack (the “First Merger”), with Slack surviving the First Merger and continuing as a wholly owned subsidiary of the Company. Immediately following the First Merger, Slack will merge (such second merger together with the First Merger, the “Mergers”) with and into either: (i) if a Revised Structure Notice (as defined in the Merger Agreement) has not been delivered by the Company before the closing, Merger Sub II, with Merger Sub II continuing as a wholly owned subsidiary of the Company, and (ii) if a Revised Structure Notice has been delivered by the Company before the closing, the Company, with the Company surviving such merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each outstanding share of Class A common stock, par value $0.0001 per share, of Slack and each share of Class B common stock, par value $0.0001 per share, of Slack (collectively, the “Slack Shares”) (other than (i) Slack Shares owned directly or indirectly by the Company, Slack or any of their respective subsidiaries immediately prior to the First Effective Time, (ii) Slack Shares as to which dissenters’ rights have been properly perfected, and (iii) Slack Shares covered by Slack restricted share awards) will be converted in the First Merger into the right to receive 0.0776 shares of common stock, par value $0.001 per share, of the Company (the “Company Shares”) and $26.79 in cash, without interest (together, the “Merger Consideration”).

Under the terms of the Merger Agreement, the completion of the Mergers is subject to certain customary closing conditions, including, among others: (i) the approval of the First Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the voting power of the outstanding Slack Shares; (ii) the approval for listing on the New York Stock Exchange of the Company Shares to be issued in the First Merger; (iii) the effectiveness of a registration statement on Form S-4 filed by the Company registering the Company Shares to be issued in connection with the First Merger; (iv) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (v) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (vi) the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the Mergers; (vii) the expiration of the waiting period applicable to the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other approvals under specified antitrust and foreign investment laws; (viii) the receipt by each party of opinions to the effect that the Mergers, taken together, will qualify as a reorganization for U.S. federal income tax purposes; and (ix) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to Slack on or after the date of the Merger Agreement that is continuing as of immediately prior to the closing.

The cash portion of the Merger Consideration is expected to be financed with a combination of new debt and cash on the Company’s balance sheet. In connection with its entry into the Merger Agreement, the Company obtained a commitment from Citigroup Global Markets Inc., Bank of America, N.A. and JPMorgan Chase Bank, N.A. for a $10.0 billion 364-day senior unsecured bridge loan facility, subject to customary conditions.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the Slack board of directors, and the Slack board of directors has resolved to recommend to the stockholders of Slack to approve the Transactions, including the First Merger and adopt the Merger Agreement, subject to its terms and conditions.

The Merger Agreement provides that, at the First Effective Time, (i) all options (whether vested or unvested) relating to Slack Shares held by any individual who is not a Slack employee will be cancelled and such holders will be entitled to receive the Merger Consideration applicable to shares covered by such options after withholding shares to cover the exercise price (as determined in accordance with the formula in the Merger Agreement), less applicable withholding of taxes, (ii) all restricted stock units and restricted share awards held by any non-employee director of Slack will be cancelled and such holders will be entitled to receive the Merger Consideration in respect of each Slack Share covered by such restricted stock unit or restricted share award, as applicable, and (iii) all other Slack options, restricted stock units and restricted share awards relating to Slack Shares, will be assumed by the Company and converted into corresponding awards relating to the Company Shares in accordance with the terms set forth in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Merger Sub I, Merger Sub II and Slack, including, among others, covenants by Slack regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. Slack is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Both the Company and Slack may terminate the Merger Agreement under certain specified circumstances, including (i) if the Merger is not consummated by August 1, 2021, subject to two extensions of up to three months each in order to obtain required regulatory approvals, (ii) if the approval of the Slack stockholders is not obtained, and (iii) if Slack’s board makes an adverse recommendation change with respect to the proposed transaction or to enter into a superior acquisition proposal. In certain circumstances in connection with the termination of the Merger Agreement, including if Slack’s board of directors changes or withdraws its recommendation of the Merger to its stockholders or terminates the Merger Agreement to enter into an agreement with respect to a “superior proposal,” Slack will be required to pay the Company a termination fee of $900 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub I, Merger Sub II or Slack. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and Slack to each other in connection with the signing of the Merger Agreement or in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Slack rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Merger Sub I, Merger Sub II or Slack.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, certain stockholders of Slack (each, a “Stockholder”) entered into a Voting and Support Agreement with the Company, pursuant to which, among other things, and subject to the terms and conditions of the Voting and Support Agreement, each Stockholder agreed to vote all Slack Shares owned by such Stockholder, which in the aggregate represents approximately 55% of the voting power of Slack’s capital stock, (i) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, and (ii) against any acquisition proposal or any action or agreement that is in opposition to the Mergers. The Voting and Support Agreement terminates upon certain events, including the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Voting and Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The Voting and Support Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Stockholders. Moreover, the representations and warranties in the Voting and Support Agreement were used for the purposes of allocating risk between the Company and the Stockholders rather than establishing matters of fact. Accordingly, the representations and warranties in the Voting and Support Agreement should not be relied on as characterization of the actual state of facts about the Company or any of the Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2020, by and among salesforce.com, inc., Skyline Strategies I Inc., Skyline Strategies II LLC and Slack Technologies, Inc.

10.1	Voting and Support Agreement, dated as of December 1, 2020, by and among salesforce.com, inc. and each of the persons set forth on the signature pages thereto.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Forward-Looking Statements

This report relates to a proposed business combination transaction between the Company and Slack and includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the Company’s operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of the Company’s or Slack’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of the Company or Slack to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Slack do business, or on the Company’s or Slack’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to successfully integrate Slack’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Slack’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and Slack’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor Slack undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Slack and that also constitutes a prospectus of the Company. Each of the Company and Slack may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or Slack may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Slack. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Slack and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.salesforce.com/investor or by contacting the Company’s Investor Relations department at investor@salesforce.com. Copies of the documents filed with the SEC by Slack will be available free of charge on Slack’s website at investor.slackhq.com or by contacting Slack’s Investor Relations department at ir@slack.com.

Participants in the Solicitation

The Company, Slack and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 5, 2020, as well as in a Form 8-K filed by the Company with the SEC on June 1, 2020. Information about the directors and executive officers of Slack, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Slack’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 5, 2020, and Slack’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 12, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Slack using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

salesforce.com, inc.

By:	/s/ Mark Hawkins
Mark Hawkins
President and Chief Financial Officer

Dated: December 1, 2020